EXHIBIT 32.5

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO § 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2005, for Texas-New Mexico Power Company (“Company”), as filed with the Securities and Exchange Commission on March 14, 2006 (“Report”), I, W. Douglas Hobbs, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of § 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 14, 2006	By:	/s/ W. Douglas Hobbs
W. Douglas Hobbs
President and
Chief Executive Officer